Group Variable Annuity Contracts

Separate Account Eleven

Cornerstone

Hartford Life Insurance Company

File No. 333-72042

Supplement Dated February 26, 2008 to the Prospectus Dated September 28, 2007

Supplement Dated February 26, 2008 to your Prospectus

Van Kampen Strategic Growth Fund:  On March 14, 2008, all assets of Van Kampen Strategic Growth Fund will be transferred into Van Kampen Pace Fund.

On or about March 14, 2008, if any of your Participant Account value is allocated to the Van Kampen Strategic Growth Fund Sub-Account, that amount will be merged into the Van Kampen Pace Fund Sub-Account.

If you are enrolled in any Dollar Cost Averaging Program with allocations to the Van Kampen Strategic Growth Fund Sub-Account, that allocation will be directed to the Van Kampen Pace Fund Sub-Account after the close of trading on the New York Stock Exchange on March 14, 2008.

Effective March 14, 2008, the following changes shall apply to your prospectus:

The information for the Van Kampen Strategic Growth Fund Sub-Accounts in the table under the section entitled “The Funds” is deleted and replaced with the following:

Funds	Advisor	Objective Summary

Van Kampen Pace Fund (formerly Van Kampen Strategic Growth Sub-Account)	Van Kampen Asset Management	Long-term capital appreciation

This supplement should be retained with the prospectus for future reference.